UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Croff Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2005 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of

Croff Enterprises, Inc.

will be held at:

3773 Cherry Creek Drive North

Suite 1025

Denver, Colorado

on December 21, 2005, at 11:00 A.M.

General Information & Incorporation by Reference:

THIS PROXY STATEMENT IS BEING MAILED TO ALL CROFF SHAREHOLDERS OF RECORD IN CONNECTION WITH THE SOLICITATION OF THEIR VOTE BY THE BOARD OF DIRECTORS OF CROFF ENTERPRISES, INC. (“the Company” or “Croff”) with regard to its Annual Meeting to be held on December 21, 2005 at 11:00 a.m. at 3773 Cherry Creek Drive North #1025, Denver, Colorado 80209, Telephone: (303) 383-1555. This Proxy Statement should be reviewed in connection with the copy of the Annual Report filed on SEC Form 10-K dated December 31, 2004 and Croff’s 10-Q/A dated September 30, 2005.

VARIOUS ITEMS OF IMPORTANT INFORMATION AND ACCOUNTING FOR THE COMPANY RELATED TO THIS PROXY STATEMENT SUCH AS “DESCRIPTION OF THE BUSINESS” ARE SET-OUT IN THE ENCLOSED ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q, AVAILABLE ONLINE OR FROM THE COMPANY (SEE LAST PARAGRAPH OF THIS PROXY STATEMENT FOR MORE INFORMATION). SUCH DETAILED INFORMATION MAY BE RELEVANT IN REVIEWING THIS PROXY STATEMENT, BUT IS NOT REPEATED IN THIS DOCUMENT. ACCORDINGLY, EACH SHAREHOLDER SHOULD REFER TO THE FORMS 10-K AND 10-Q BEFORE COMPLETING THEIR PROXY BALLOT.

Proxies voted in accordance with the accompanying ballot form, which are properly executed and received by the Secretary to the Company prior to the Annual Meeting, will be voted.

Revocability of Proxy

A shareholder returning the enclosed proxy ballot has the power to revoke it at any time before it is exercised and may do so by written notice to the Secretary of the Company at the address set forth above, effective upon receipt of such written notice, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute revocation of a proxy.

Solicitation and Voting Procedures

The record date for the determination of shareholders entitled to vote at the Annual Meeting is the close of business on November 30, 2005. There were issued, outstanding and entitled to vote on such date approximately 567,400 shares of the 20,000,000 authorized common shares. The Company has only one class of Common Shares, each of which is entitled to one vote. The Company does not have cumulative voting. Accordingly, each shareholder must vote all of his shares on each separate ballot proposal or nominee, or abstain from voting on that item or person. The Company will bear all costs of this proxy solicitation.

The Company has two classes (“A” & “B”) of non-voting preferred shares. No “A” shares have been issued. Each holder of common stock, as of 1996, was issued one share of class “B” preferred stock for each common share owned. The preferred shares are non-voting as to general corporate matters and will not be counted for quorum or voting purposes

Common shares entitled to vote will be determined based upon the official shareholder record of November 30, 2005. Actual votes cast will be determined by the physical counting of votes in person or proxy by the Inspector of Elections to be appointed prior to the meeting by the Board of Directors. Any dispute as to votes or entitlement to vote will be decided by majority vote of the Board of Directors. Abstentions and broker non-votes will not be counted for either quorum or ballot purposes.

As to each item to be voted upon in this Proxy, a numerical majority of the issued and outstanding shares must be present or voted by Proxy at the meeting. Each proposal to be voted upon will only be adopted by a majority vote of shares voted at the meeting, provided a quorum is present. That is, each item will be adopted by an affirmative vote of not less than 283,701 shares, or a greater majority of those shares present as otherwise determined by the Inspector of Elections.

There are no matters to be voted upon as described by this Proxy upon which management will proceed absent majority shareholder approval as described above.

It is noted that the Principal Shareholders, as described below hold sufficient shares to approve all matter to be voted upon and intend to vote in favor of the proposals and nominees described in this Proxy.

Matter to be Voted Upon

The following constitutes a listing of the matters to be voted upon at the meeting and are more fully explained and set-out subsequently in this Proxy:

1. Re-election of the five current directors;

2. Ratification of Causey, Demgen & Moore as the independent auditors of the Company for a final term;

3. Vote upon other matters as may properly come before the meeting. Management has not scheduled or noticed any other matters and does not anticipate any other issues to be raised at the Annual Meeting.

This Proxy is solicited on behalf of Croff’s Board of Directors who urges your vote in favor of the matters proposed.

Principal Shareholders

The Company knows of no person or group, except the following, which, as of the date of this Proxy Statement, beneficially owns and has the right to vote more than 5% of the Company's Common Stock:

NAMES AND ADDRESS OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENT OF CLASS
1. Jensen Development Company(1) 3773 Cherry Creek Drive North #1025 Denver, Colorado 80209	132,130	22.3%

2. Gerald L. Jensen 3773 Cherry Creek Drive North #1025 Denver, Colorado 80209	117,858	20.77%

3. Julian D. Jensen 311 S. State Ste. 380 Salt Lake City, UT 84111	31,663	5.6%

4. All Directors as a Group		53.34%

(1) Jensen Development Company is wholly owned by Gerald L. Jensen.

SUMMARY INFORMATION AS TO DIRECTORS

NAME	Director Since	Compensation	Number of Shares1 (Beneficial & Legal)2	Percentage of Issued and Outstanding

Gerald L. Jensen	1985	Salary as President: $54,000 - No Director Compensation - See Below*	249,988 (See Principal Shareholder Chart, above)	44.06% (See Principal Shareholder Chart, above)

Dilworth Nebeker	1981	Normal Director Stipend Only/ Chair of Audit Committee (See Below)	2,900.5%

Richard Mandel, Jr.	1985	Normal Director Stipend Only (See Below)	14,100	2.49%

Edwin Peiker, Jr.	1985	Normal Director Stipend Only/Member of Audit Committee (See Below)	4,000.7%

Julian D. Jensen	1990	Normal Director Stipend Only (See Below)	31,663	5.6%

* Mr. Gerald Jensen also receives an IRA contribution from the Company of $1,620 (3% of salary) per year.

(1) Includes shares held by Jensen Development Corporation (132,130) which is wholly owned by Gerald L. Jensen.
(2) At present there are no director or management stock options or stock rights outstanding.

EXECUTIVE COMPENSATION

Certain additional required information concerning remuneration, other compensation and ownership of securities by the Directors and Officers is set-out in the enclosed 10-K Report and incorporated by this reference. Directors currently received $350 for each half-day session of meetings of the Board. The Audit Committee Chairman receives $500 per quarter and each member receives $350 per quarter.

PROPOSED REMUNERATION

During the current fiscal year, the Company intends to compensate outside directors at the rate of $350 for a half-day meeting and $500 for a full day meeting. No changes are currently contemplated in salaries or directors compensation. The Company also plans to maintain the amounts paid to the Audit Committee Chairman of $500 per quarter and $350 per quarter to each member of the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain significant relationships and related transactions are set-out in the 2004 10-K Annual Report and incorporated by this reference.

MANAGEMENT'S STOCK RIGHTS AND OPTIONS

At present there are no management/director stock options or rights authorized or outstanding.

AUDIT COMMITTEE

Historically the company has not designated or utilized an audit committee. However, under existing statutory requirements, the company has implemented as of January 1, 2004 an audit committee complying with the requirements of the Sarbanes-Oxley Act. The activities and reports of this committee have been and will be reported in the appropriate subsequent public disclosure documents filed by the company with the SEC.

CORPORATE PERFORMANCE GRAPH

Normally contained in this section would be a graph comparing the company’s stock performance to the performance of the general market on which it trades, as well as comparisons to an industry segment of that market. However, because during the last year, Croff has only a very limited trading market on the Electronic Bulletin Board, it is deemed such presentation would be inaccurate and potentially misleading. Croff continues to have very limited trading activity. The trading range during the last year has ranged from approximately $1.01 per share to $2.00 per share. The total volume of shares traded in 2005 is 30,870 shares.

MATTERS SUBJECT TO SHAREHOLDER VOTE

I.

ELECTION OF DIRECTORS

The Croff Board consists of Gerald L. Jensen, Dilworth A. Nebeker, Richard H. Mandel, Jr., Edwin W. Peiker, Jr., and Julian D. Jensen. Each director, if elected, will serve until the next annual meeting of shareholders, or until his successor is duly elected and qualified. Election of directors last occurred in 2004 at the last annual meeting. The following information is provided with respect to each current officer and director of the Company who are current nominees for re-election.

GERALD L. JENSEN, 65, PRESIDENT AND DIRECTOR.

President of Croff Oil Company on a part-time basis since October, 1985. Mr. Jensen from 1999 to August 2000 was the Chairman and C.E.O. of Online Launch, Inc., a start-up business to business incubator company that closed in 2000. Mr. Jensen was a director of Pyro Energy Corp., a public company engaged primarily in coal production from 1978 until the company was sold in 1989. Mr. Jensen is also an owner of private real estate, development, and oil and gas companies.

RICHARD H. MANDEL, JR., 75 DIRECTOR.

Since 1982, Mr. Mandel has been President and a Board Member of American Western Group, Inc., an oil and gas producing company in Denver, Colorado. He is President and also a Board Member of Richard H. Mandel, Ltd., an oil and gas production company in Denver, Colorado. From 1977 to 1984, he was President of Universal Drilling Co., Denver, Colorado. Since May 1988, he has been a Board Member of Richmond Exploration Company. Since July 1990, he has been a Board Member of Pacific Petroleum, LTD, an OTC Nevada Company.

DILWORTH A. NEBEKER, 64, DIRECTOR.

Mr. Nebeker served as President of Croff from September 2, 1983 to June 24, 1985, and has been a director of Croff since December, 1981. He has been a lawyer in private practice for the past seven years. Prior thereto, he was a lawyer employed by Tosco Corporation, a public corporation, from 1973 to 1978. He was a lawyer with the Securities and Exchange Commission from 1967 to 1973.

EDWIN W. PEIKER, JR., 73, DIRECTOR AND SECRETARY.

Mr. Peiker was President of Royal Gold, Inc. from 1988 through 1991, and continues to be a director. Since 1986, Mr. Peiker has been a Vice President and director of Royal Gold, Inc., a public company engaged in gold exploration and mining activities. Prior thereto he was involved in private investments in oil and gas exploration and production. Mr. Peiker was employed in responsible positions with AMAX, Inc., a public corporation, from 1963 to 1983. AMAX is primarily engaged in mine evaluation and resource analysis.

JULIAN D. JENSEN, 57, DIRECTOR.

Mr. Julian Jensen is the brother of the Company's president and has served as legal counsel to the Company for the past eleven years. Mr. Jensen has practiced law, primarily in the areas of corporate and securities law, in Salt Lake City, Utah since 1975. Mr. Jensen is currently associated with the firm of Jensen, Duffin & Dibb, LLP which acts as legal counsel for the Company.

MANAGEMENT URGES YOUR VOTE IN FAVOR OF THE ELECTION OF THE ABOVE NOMINEES.

II.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Auditors

The Board of Directors has appointed Causey, Demgen & Moore as independent certified public accountants for the Company to examine the financial statements of the Company for the fiscal year ending December 31, 2005. The appointment of Causey, Demgen & Moore is subject to ratification of the shareholders and a resolution for such ratification will be offered at the Annual Meeting as is contained in the enclosed proxy ballot. Causey, Demgen & Moore have been acting as independent accountants for the Company for eleven years and, both by virtue of its familiarity with the Company's affairs, its lower cost, and its ability, is considered by the Board as best qualified to continue its performance of these functions. The present Board of Directors recommends adoption of the resolution retaining the foregoing accounting firm as independent auditors for the Company. The foregoing accountants may have a representative present at the Annual Meeting and have agreed to respond directly to any shareholder accounting questions sent to their office at 1801 California, Suite 4650, Denver, Colorado 80202. It is further noted that pursuant to the provisions of the Sarbanes-Oxley Act, the calendar year 2005 is the last year this firm can provide independent auditing services to Croff and the Board will be required to designate a subsequent independent accounting firm for calendar year 2006.

Audit Fees

Aggregate fees for professional services rendered by Causey, Demgen & Moore (“Auditors”) in connection with its last audit of the company’s consolidated financial statements as of and for the year ended December 31, 2004 and its limited reviews of the company’s unaudited condensed consolidated interim financial statements as of this date were $12,144.95 for the calendar year 2005.

THE PRESENT BOARD URGES YOUR VOTE IN FAVOR OF THE RATIFICATION OF THE CURRENT AUDITORS.

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the notice thereof. The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in the Notice of Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

There were no stockholders proposals submitted for consideration at this Annual Meeting. Stockholder proposals intended to be considered at the next Annual Meeting of Stockholders must be received by the Company no later than December 31, 2005. Such proposals may be included in the next proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Croff’s directors, its executive officers, and any persons holding more than 10% of the common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by such dates during 2005. To our knowledge, all of these filing requirements were satisfied by our directors, officers and 10% percent holders. In making these statements, Croff has relied upon the written representations of its directors, officers and its 10% percent holders and copies of the reports that they have filed with the Commission.

OTHER INFORMATION

FINANCIAL REPORTS & OTHER IMPORTANT DOCUMENTS

The financial reports for the Company's operations ended December 31, 2004 filed as Form 10-K and the unaudited financial reports for the period ended September 30, 2005 filed on Form 10-Q, are considered an integral part of this Proxy Statement and are incorporated by this reference. See also, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-K and Form 10-Q/A Reports which are available at Croff’s website at www.croff.com, or from the Securities and Exchange Commission at www.sec.gov/edgar. A hardcopy of the Form 10-K is enclosed and a Form 10-Q/A report may be obtained by calling the Company’s offices at 303-383-1555.

Dated: December 9th, 2005.

BY ORDER OF THE BOARD OF DIRECTORS:

____________/S/ Gerald L. Jensen________________________
Gerald L. Jensen, Chairman of the Board

2005 PROXY BALLOT

FOR

The Annual Meeting of Shareholders of

Croff Enterprises, Inc.

December 21, 2005, at 11:00 A.M.

Please complete, sign and provide any additional information on this Proxy Statement and return it to the Company by mailing it back prior to December 15, 2005 in the enclosed envelope.

FOR	AGAINST	ABSTAIN	PROPOSAL:
Election of all current management nominees to the Board of Directors. If voting against election of all, indicate below your individual vote.

YOU MAY VOTE FOR ALL CURRENT NOMINEES ABOVE; OR
YOU MAY VOTE INDIVIDUALLY AS TO EACH PROPOSED DIRECTOR BELOW

Mr. Gerald L. Jensen, Director and President
Mr. Richard H. Mandel, Jr., Director
Mr. Dilworth A. Nebeker, Director
Mr. Edwin W. Peiker, Jr., Director
Mr. Julian D. Jensen, Director

OTHER MATTERS

Election to retain Causey, Demgen & Moore as independent CPAs for the Company for 2005.:
Grant to current management the right to vote your proxy in accordance with their judgment on other matters as may properly come before the meeting.

OTHER SHAREHOLDER PROPOSALS AND/OR NOMINATIONS
(Unless otherwise indicated, your proxy will be voted in favor of any nomination or proposal indicated below.)

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(Attach sheets as necessary)

____Check here if you plan to attend meeting.

______________________________________

SIGNATURE

______________________________________

Print Shareholder Name(s) exactly
as they appear on your Certificate:

Complete If Known: Certificate #: _____________________ No. of Shares:_____________

Date: ____________________